UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
March 31, 2007

April 27, 2007

Dear Shareholders:

For its fiscal year ended March 31, 2007, the Perkins Discovery Fund posted good results, with a return of 14.24% versus 5.91% for the Russell 2000, 3.50% for the NASDAQ Composite and 11.82% for the S&P 500. We attribute this to a good overall market during much of the year and continued good performance by small-cap and micro-cap stocks.

The table below shows the Fund’s performance for various periods ended March 31, 2007.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000	Composite	500
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	17.90%	12.05%	7.20%	3.23%	4.40%
Five Year	14.07%	17.14%	10.94%	5.58%	6.26%
Three Year	15.37%	8.72%	12.00%	6.69%	10.04%
One Year	14.24%	2.66%	5.91%	3.50%	11.82%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000	Composite	500
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007 (YTD to 03/31/07)	8.44%	2.66%	8.69%	2.41%	8.56%
Annualized - Discovery
(Inception to 03/31/07)	17.90%	12.05%	7.20%	3.23%	4.40%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If it had, return would be reduced. The Fund’s total gross expense ratio was 3.28% and the net expense ratio was 2.50%1 as of June 30, 2006.

1 The adviser has contractually agreed to cap expenses to 2.50% indefinitely.

In our past two letters we have indicated that we expected to see a market correction sometime between last fall and this spring. In late February and early March, we did experience a short but sharp correction in the US markets and around the world, following the February 27 panic sell off in the Chinese stock market. This volatile time period generated three 90% down days and two 90% up days (when 90% of total stock exchange volume is either up or down). The last of these was a 90% up day, which would typically indicate that the trend is now up. This combined with the Four-Year Presidential Cycle, which calls for a correction starting in the fall of the third presidential year, makes us believe we should have a good market into summer followed by a fall correction.

As we mentioned earlier, small-cap stocks continued to perform well during the year. This puts us in our eighth year of out performance by small-cap stocks. In the past, some small-cap cycles have not lasted this long but others have lasted as long as ten or eleven years. For now, the trend seems to be continuing. That being said, small-cap stocks are reaching a range of overvaluation relative to large-caps. This tells us that good stock selection will become even more important in the future.

Our three best performing stocks for the six-month period were Insignia Systems, Inc., MEDTOX Scientific, Inc., and Wireless Ronin Technologies, Inc. Insignia is a provider of in-store advertising products and services to retailers and consumer packaged good manufacturers. MEDTOX is a clinical lab and medical device-based testing company, which is uniquely positioned in the employer drug testing market. Wireless Ronin is a provider of electronic systems that deliver digital advertising over wireless networks for the retail, hospitality and public spaces markets. The Fund’s three biggest losers were Appliance Recycling Centers of America, Inc., Nature Vision, Inc. and Innovex, Inc. Appliance Recycling operates 15 ApplianceSmart retail stores and four Recycling Centers. Nature Vision develops innovative products for the outdoor recreation industry, including Aqua-view underwater viewing cameras. Innovex, which manufactures flexible circuit boards, was sold during the period.

We cannot control the action of the market; however, we will continue to pick stocks that we believe can do well over the long term using the same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these are approaching levels where they will be sold, even though they continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process.

We believe the Discovery Fund is well-positioned in micro-cap growth stocks. Its top five holdings in terms of market value are Insignia Systems,

Inc., MEDTOX Scientific, Inc., IntegraMed America, Inc., Wireless Ronin Technologies, Inc., and Spartan Motors, Inc. Insignia, our largest holding, had a significant run up during the first half of the fiscal year. We did sell about 18% of the holding during the summer; however, we have kept the rest because we still like the company’s prospects. The Fund also has many other holdings that we believe hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Perkins Funds nor any of its representatives may give legal or tax advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC. (05/07)

The Perkins Discovery Fund

SECTOR ALLOCATION at March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/06 - 3/31/07).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/2007	10/1/06 - 3/31/2007*
Actual	$1,000	$1,213	$13.80
Hypothetical (5% annual
return before expenses)	$1,000	$1,012	$12.54

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Perkins Discovery Fund

Value of $10,000 vs S&P 500 Index,
Russell 2000 Index and Dow Jones Wilshire Micro-Cap Index

Average Annual Total Return
Period Ending March 31, 2007
1 Year	14.24%
5 Year	14.07%
Since Inception (4/9/98)	17.90%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 1998 (the “Fund’s inception”) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

The Fund imposes a 1% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

As of 3/31/07 the Russell 2000 Index returned 5.91%, 10.94%, 7.20% for the one-year, five-year and since inception (4/9/98) periods, respectively.

As of 3/31/07 the S&P 500 Index returned 11.82%, 6.26%, 4.40% for the one-year, five-year and since inception (4/9/98) periods, respectively.

As of 3/31/07 the Wilshire Micro-Cap Index returned 2.66%, 17.14%, 12.05% for the one-year, five-year and since inception (4/9/98) periods, respectively.

The Russell 2000 Index is formed by taking the 2,000 smallest companies in the Russell 3000 Index. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by market capitalization, of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Shares		Value
COMMON STOCKS: 91.7%
Chemicals: 6.3%
27,500	Calgon Carbon Corp.*	$228,525
30,000	KMG Chemicals, Inc.	345,000
20,000	Landec Corp.*	283,600
		857,125
Communications Equipment: 2.4%
30,000	Globecomm
	Systems, Inc.*	321,000
Computer Technology Services: 1.3%
25,000	RCM
	Technologies, Inc.*	178,250
Electronic Equipment & Instruments: 6.2%
50,000	American
	Technology Corp*	199,000
75,000	Vendingdata Corp.*	198,750
50,000	Wireless Ronin
	Technologies, Inc.*	444,500
		842,250
Health Care Equipment & Supplies: 13.6%
150,000	CardioGenesis Corp.*	45,000
50,000	Cardiotech
	International, Inc.*	78,000
20,000	Cholestech Corp.*	344,800
50,000	Criticare Systems, Inc.*	193,000
50,000	Endologix, Inc.*	196,500
50,000	Sonic Innovations, Inc.*	422,500
15,000	Span-America Medical
	Systems, Inc.	238,650
100,000	Uroplasty, Inc.*	321,000
		1,839,450
Health Care Providers & Services: 18.3%
12,500	American Dental
	Partners, Inc.*	271,625
10,000	Corvel Corp.*	302,500
100,000	Health Fitness Corp.*	278,000
40,000	IntegraMed
	America, Inc.*	598,000
100,000	I-trax, Inc.*	393,000
35,000	MEDTOX
	Scientific, Inc.*	644,000
		2,487,125
Hotels, Restaurants & Leisure: 1.8%
40,000	Granite City Food
	& Brewery Ltd.*	247,200
Internet Software & Services: 1.8%
125,000	I-Many, Inc.*	248,750
Leisure Equipment & Products: 2.0%
100,000	Adams Golf, Inc.*	189,000
20,000	Nature Vision, Inc.*	82,600
		271,600
Media: 12.4%
450,000	Insignia Systems, Inc.*	1,525,500
30,000	WPT
	Enterprises, Inc.*	154,200
		1,679,700
Metals & Mining: 4.2%
90,000	Midway Gold Corp.*	264,600
100,000	Polymet
	Mining Corp.*	298,000
		562,600
Motor Vehicles: 3.3%
19,500	Spartan Motors, Inc.	452,595
Pharmaceuticals: 4.9%
125,000	Heska Corp.*	207,500
12,500	Matrixx
	Initiatives, Inc.*	203,125
50,000	VIVUS, Inc.*	256,500
		667,125
Prepackaged Software: 3.4%
135,000	On2
	Technologies, Inc.*	217,350
30,000	SumTotal
	Systems, Inc.*	239,400
		456,750
Semiconductor & Semiconductor
Equipment: 0.8%
40,000	Mathstar, Inc.*	110,000
Software: 6.5%
27,500	Applix, Inc.*	368,775
10,000	Ebix, Inc.*	289,800
100,000	SoftBrands, Inc.*	218,000
		876,575

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
COMMON STOCKS: 91.7% (Continued)
Specialty Retail: 0.8%
50,000	Appliance Recycling
	Centers of
	America, Inc.*	$110,000
Trading Companies & Distributors: 1.7%
12,000	Rush Enterprises,
	Inc. - Class A*	230,520
TOTAL COMMON STOCKS
(cost $8,361,129)		12,438,615

RIGHTS: 0.0%
Computers: 0.0%
250	Intelli-Check, Inc.
	Rights, Expiration
	6/30/07*	—
TOTAL RIGHTS
(cost $0)		—

SHORT-TERM INVESTMENTS: 8.4%
Money Market Investments: 8.4%
263,493	AIM Liquid Assets	263,493
187,284	AIM Short-Term
	Prime-Institutional
	Class	187,284
266,663	AIM Short-Term
	Treasury -
	Institutional Class	266,663
217,511	Fidelity Money Market
	Portfolio-Institutional	217,511
199,825	SEI Daily Income
	Trust Government
	Fund - Class B	199,825
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,134,776)		1,134,776
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $9,495,905)		13,573,391
Liabilities in excess of
Other Assets: (0.1)%		(4,779)
TOTAL NET
ASSETS: 100.0%		$13,568,612

* Non Income Producing

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities, at value
(cost $9,495,905) (Note 2)	$13,573,391
Receivables:
Fund shares sold	20,000
Dividends and interest	6,297
Prepaid expenses	19,584
Total assets	13,619,272

LIABILITIES
Payables:
Fund shares redeemed	2,986
Investment advisory fees	7,410
Administration fees	2,739
Custody fees	601
Distribution fees	9,196
Fund accounting fees	3,616
Transfer agent fees	4,686
Chief compliance officer fees	1,000
Other accrued expenses	18,426
Total liabilities	50,660

NET ASSETS	$13,568,612
Net asset value, offering and redemption price per share
($13,568,612 / 465,634, shares outstanding: unlimited
shares authorized without par value)	$29.14

COMPONENTS OF NET ASSETS
Paid-in capital	$9,372,903
Accumulated net investment loss	(98,948)
Accumulated net realized gain on investments	217,171
Net unrealized appreciation on investments	4,077,486
Net assets	$13,568,612

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends	$15,183
Interest	71,190
Total investment income	86,373

EXPENSES (Note 3)
Investment advisory fees	123,253
Transfer agent fees	32,936
Administration fees	30,958
Distribution fees	30,813
Fund accounting fees	21,964
Registration fees	18,512
Audit fees	17,500
Legal fees	7,569
Trustee fees	6,557
Reports to shareholders	6,186
Chief compliance officer fees	6,000
Miscellaneous expense	5,332
Custody fees	4,629
Insurance expense	847
Total expenses	313,056
Less: fees waived	(4,662)
Net expenses	308,394
Net investment loss	(222,021)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	898,336
Change in net unrealized appreciation on investments	986,479
Net realized and unrealized gain on investments	1,884,815
Net increase in net assets
resulting from operations	$1,662,794

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(222,021)	$(140,839)
Net realized gain on investments	898,336	364,614
Change in net unrealized
appreciation on investments	986,479	2,341,320
Net increase in net assets
resulting from operations	1,662,794	2,565,095

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(978,445)	(513,698)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a)(b)	946,905	3,137,859
Total increase in net assets	1,631,254	5,189,256

NET ASSETS
Beginning of Year	11,937,358	6,748,102
End of Year	$13,568,612	$11,937,358
Accumulated net investment loss	$(98,948)	$—

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Shares sold	136,496	$3,669,781	226,057	$5,366,574
Shares issued in
reinvestment of
distributions	35,641	929,522	20,544	462,444
Shares redeemed (b)	(137,356)	(3,652,398)	(115,417)	(2,691,159)
Net increase	34,781	$946,905	131,184	$3,137,859

(b) Net of redemption fees of $1,175 and $3,404, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$27.71	$22.52	$23.30	$13.58	$18.61

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.48)	(0.33)	(0.61)	(0.50)	(0.40)
Net realized and
unrealized gain (loss)
on investments	4.16	7.72	0.49	10.03	(4.66)
Total from
investment operations	3.68	7.39	(0.12)	9.53	(5.06)

LESS DISTRIBUTIONS:
From net realized gain	(2.25)	(2.21)	(0.72)	—	(0.07)
Paid-in capital from
redemption fees
(Note 2)	0.00*	0.01	0.06	0.19	0.10
Net asset value,
end of year	$29.14	$27.71	$22.52	$23.30	$13.58

Total return	14.24%	35.15%	(0.54)%	71.58%	(26.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$13.6	$11.9	$6.7	$7.9	$3.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.54%	3.28%	2.93%	2.94%	4.56%
After fees waived and
expenses absorbed	2.50%	2.50%	2.50%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.84)%	(2.68)%	(2.67)%	(2.79)%	(4.20)%
After fees waived and
expenses absorbed	(1.80)%	(1.90)%	(2.24)%	(2.35)%	(2.14)%
Portfolio turnover rate	78%	78%	36%	103%	55%

* Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007

NOTE 1 - ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, the Fund did not hold fair valued securities.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions, Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2007, the Fund decreased accumulated net investment loss by $123,073, decreased accumulated net realized gain by $45,236, and decreased paid-in capital by $77,837.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2007, the Fund incurred $123,253 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.50% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees, upon a 60 day written notice to shareholders. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended March 31, 2007, the Advisor waived $4,662 in fees for the Fund.

At March 31, 2007, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

$97,678. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2008	$35,009
March 31, 2009	58,007
March 31, 2010	4,662

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the year ended March 31, 2007, the Fund incurred $30,958 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended March 31, 2007, the Fund was allocated $6,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses. For the year ended March 31, 2007, the Fund paid distribution fees of $30,813 to the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2007, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $8,552,112 and $9,008,649, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2007.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Long-term capital gain	$978,445	$186,628
Short-term capital gain	—	327,069

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$9,615,787
Gross tax unrealized appreciation	4,637,504
Gross tax unrealized depreciation	(679,900)
Net tax unrealized appreciation	$3,957,604
Undistributed ordinary income	—
Undistributed long-term capital gain	238,105
Total distributable earnings	$238,105
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$4,195,709

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and mark to market adjustments of Passive Foreign Investment Companies.

The Perkins Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of Professionally Managed Portfolios, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2007

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive		The
Suite 100		May 1991.	Officer, Rockefeller		University
Glendora, CA 91741			Trust Co., prior		of Virginia
			thereto Senior Vice		Law School
			President; formerly,		Foundation.
Senior Vice President,
Norton Simon, Inc.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust (Continued)

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services),
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President,		Trustee,
Glendora, CA 91741			Investment		Managers
			Company		AMG Funds.
Administration,
LLC (“ICA”)
(mutual fund
administrator).

Officers of the Trust

Robert M. Slotky	President	Indefinite	Vice President,	1	Not
(born 1947)		Term; Since	U.S. Bancorp Fund		Applicable.
2020 E. Financial Way		August 2002.	Services, LLC since
Suite 100	Chief	Indefinite	July 2001; formerly,
Glendora, CA 91741	Compliance	Term; Since	Senior Vice
	Officer	September	President, ICA
		2004	(May 1997-
	Anti-Money	Indefinite	July 2001).
	Laundering	Term; Since
	Officer	December
2005

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During	Overseen	Directorships
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust (Continued)

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	1	Not
(born 1973)		Term; Since	Officer, U.S.		Applicable.
615 East Michigan St.		August 2002.	Bancorp Fund
Milwaukee, WI 53202			Services, LLC,
since April 2006;
Vice President,
U.S. Bancorp
Fund Services,
LLC since 1997;
formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S.	1	Not
(born 1971)		Term;	Bancorp Fund		Applicable.
615 East Michigan St.		Since	Services LLC
Milwaukee, WI 53202		December	since 2004;
		2005.	formerly, Associate,
Krukowski &
Costello, S.C.,
(2002-2004);
formerly, Vice
President -
Investment
Operations,
Heartland Advisors,
Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Perkins Discovery Fund

FEDERAL TAX INFORMATION (Unaudited)

The Perkins Discovery Fund designates 0.0% of the dividends declared from net investment income during the year ended March 31, 2007 as qualified income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2007, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund, qualify for the dividend received deduction available to corporate shareholders.

For foreign shareholders in the Fund, for the year ended March 31, 2007, 0.0% of the ordinary distributions paid by the Perkins Discovery Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 280-4779, by accessing the Fund’s website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund files its complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN 55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

The Perkins Discovery Fund
Symbol - PDFDX
CUSIP - 742935711

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2007	FYE 3/31/2006
Audit Fees	$17,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2007	FYE 3/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date     June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date     June 7, 2007

By (Signature and Title)     /s/Eric W. Falkeis
                                               Eric W. Falkeis, Treasurer

Date    June 5, 2007

* Print the name and title of each signing officer under his or her signature.